Exhibit 10.1

GENERAL RELEASE AGREEMENT

This General Release Agreement (this “Agreement”) is made and entered into effective as of [_____], 2023 (the “Effective Date”), between FOXO Technologies Inc., a Delaware corporation (the “Company”), and the undersigned (the “Investor,” and together with the Company, the “Parties”, and each, a “Party”).

WHEREAS, the Investor is a former registered holder of 10% Original Issue Discount Convertible Debentures issued pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) in 2022 by FOXO Technologies Operating Company (“Legacy FOXO”) in a private placement (the “2022 Debentures”), which 2022 Debentures were automatically converted into Class A common stock of Legacy FOXO and exchanged by the Company for the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), in connection with the business combination between the Company’s predecessor, Delwinds Insurance Acquisition Corp. and Legacy FOXO, consummated on September 15, 2022;

WHEREAS, the Parties desire for the Company to issue 0.67 shares of Class A Common Stock for every $1.00 of Subscription Amount (as defined in the Purchase Agreement) of 2022 Debentures purchased by the Investor in exchange for the Release (as defined below) and the Investor’s other obligations, covenants, agreements, representations and warranties set forth in this Agreement, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Parties desire to execute and deliver this Agreement on the terms and conditions set out herein.

NOW, THEREFORE, in consideration of the premises set out above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. General Release.

(a) In consideration of the covenants, agreements and undertakings of the Company under this Agreement, effective upon the Effective Date, the Investor, on behalf of itself and its present and former, direct and indirect, parents, subsidiaries, affiliates, predecessors, employees, officers, directors, shareholders, managers, members, agents, representatives, successors and assigns (collectively, “Releasors”), hereby releases, waives and forever discharges the Company and its present and former, direct and indirect, parents, subsidiaries, affiliates, predecessors, employees, officers, directors, shareholders, managers, members, agents, representatives, successors and assigns (collectively, “Releasees”) of and from any and all actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, in law, admiralty or equity (collectively, “Claims”), which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Releasees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of time through the Effective Date, except for any Claims relating to rights and obligations preserved by, created by or otherwise arising out of this Agreement (the “Released Claims”, and such release, waiver and discharge, the “Release”). Notwithstanding anything else in this Agreement to the contrary, by executing this Agreement the Investor shall not be deemed to have waived compliance with any provision of Securities Exchange Act of 1934 or of any rule or regulation thereunder, or of any rule of a self-regulatory organization.

(b) The Investor acknowledges and agrees that the Investor may hereafter discover facts different from or in addition to those now known, or believed to be true, regarding the subject matter of this Agreement, and that such different or additional facts may give rise to claims currently unknown, unanticipated and unsuspected, and further acknowledges and agrees that this Agreement shall remain in full force and effect, notwithstanding the existence of any different or additional facts. Furthermore, the Investor acknowledges and agrees that the Release constitutes a waiver and release of any rights or benefits that the law may provide, and that this Agreement is entered into knowingly and voluntarily, without duress or undue influence, in consideration for the promises, obligations and rights set forth in this Agreement. The Investor fully understands that if any facts regarding the subject matter underlying this Agreement are found hereafter to be other than, or different from, any fact now believed to be true, the Investor accepts and assumes the risk of such possible difference(s) in fact. Without conceding the applicability thereof, the Investor agrees that it is familiar with Section 1542 of the Civil Code of California, which provides:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

Accordingly, the Investor waives and relinquishes every right or benefit bestowed or potentially bestowed by Section 1542 above or any similar statute, rule or regulation in any state or jurisdiction, with respect to this Agreement.

(c) The Investor acknowledges and intends that this Agreement shall be effective as a bar to each and every one of the Released Claims. The Investor expressly consents that this Agreement shall be given full force and effect according to each and all of its terms and provisions, including those relating to unknown and unsuspected claims (notwithstanding any state statute that expressly limits the effectiveness of a general release of unknown, unsuspected or unanticipated claims), if any, as well as those relating to any other Released Claims. The Investor acknowledges and agrees that this waiver is an essential and material term of this Agreement and that without such waiver the Company would not have agreed to consummate the transactions contemplated by this Agreement. The Investor further agrees that in the event she, he or it, or any other Releasor, should assert any Released Claim seeking damages against any of the Releasees, this Agreement shall serve as a complete defense to any such Claim. The Investor agrees that neither this Agreement, nor the furnishing of the consideration for this Agreement, shall be deemed or construed at any time to be an admission by any Releasee or any Releasor of any improper or unlawful conduct. The Investor also agrees that if she, he or it, or any other Releasor, violates this Agreement by asserting any Released Claims against any Releasee, the Investor will pay all costs and expenses of defending against the suit incurred by such Releasee, including attorneys’ fees.

2. Class A Common Stock. As consideration for the Release and the Investor’s other obligations, covenants, agreements, representations and warranties set forth in this Agreement, the Company shall issue to the Investor 0.67 shares of Class A Common Stock for every $1.00 of Subscription Amount of 2022 Debentures purchased by the Investor (the “Shares”).

3. Representations and Warranties. To induce the Company to issue the Shares to the Investor, the Investor hereby represents and warrants to the Company that:

(a) Organization and Authority. The Investor is validly existing and in good standing under its jurisdiction of organization and possesses all requisite power and authority necessary to enter into this Agreement, to grant the Release, to perform its obligations hereunder and carry out the transactions contemplated by this Agreement. The execution of this Agreement on behalf of the Investor, and the delivery of this Agreement by the Investor, have been duly authorized by all necessary actions on the part of the Investor. Upon execution and delivery by the Company, this Agreement is a legal, valid and binding agreement of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity.

(b) No Other Claims; No Assignment or Released Claims. The Investor (i) knows of no Claims against the Company relating to or arising out of the 2022 Debentures, or otherwise, that are not covered by the Release and (ii) has neither assigned nor transferred any of the Released Claims to any person or entity and no person or entity has subrogated to or has any interest or rights in any Released Claims.

(c) No Government Recommendation or Approval. The Investor understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

(d) No Conflicts. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Investor, (ii) any agreement, indenture or instrument to which the Investor is a party or (iii) any law, statute, rule or regulation to which the Investor is subject, or any agreement, order, judgment or decree to which the Investor is subject.

(e) Experience, Financial Capability and Suitability. The Investor is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Investor must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. The Investor is able to bear the economic risks of an investment in the Shares and to afford a complete loss of the Investor’s investment in the Shares.

(f) Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Investor has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Investor has relied solely on its own knowledge and understanding of the Company and its business based upon the Investor’s own due diligence investigation and the information furnished pursuant to this paragraph. The Investor understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 3 and the Investor has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

(g) Regulation D Offering. The Investor represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

(h) Investment Purposes. The Investor is acquiring the Shares solely for investment purposes, for the Investor’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Investor did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

(i) Restrictions on Transfer. The Investor understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Investor understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and the Investor understands that the certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Investor decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. The Investor agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Investor may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Investor agrees not to resell the Shares.

(j) No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Investor in connection with the transactions contemplated by this Agreement.

(k) The Investor has accurately completed and executed the Accredited Investor Questionnaire attached hereto as Exhibit A concurrently with the execution of this Agreement. The Investor agrees to notify the Company immediately of any changes in any information provided in the Accredited Investor Questionnaire occurring prior to the issuance of the Shares to the Investor pursuant to this Agreement.

4. Registration. The Company agrees to file a resale registration statement with the U.S. Securities and Exchange Commission (the “SEC”) covering all of the Shares (the “Registration Statement”) within thirty (30) days of the issuance of the Shares; provided that the Investor has accurately completed and executed the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit B concurrently with the execution of this Agreement (the “Selling Securityholder Notice and Questionnaire”). The Company agrees to use commercially reasonable efforts to keep the Registration Statement “evergreen” for twelve (12) months from the date it is declared effective by the SEC or until Rule 144 is available to the holders of Shares who are not and have not been affiliates of the Company with respect to all of their Shares, whichever is earlier. The Company shall pay all expenses in connection with preparation and filing of the Registration Statement, including, without limitation, all registration, filing, stock exchange fees, printing expenses, all fees and expenses of complying with applicable securities laws, and the fees and disbursements of its counsel and of its independent accountants. The Investor shall be responsible for its own sales commissions, if any, transfer taxes and the expenses of any attorney or other advisor that the Investor decides to employ.

5. Miscellaneous.

(a) Necessary Acts. The Investor hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Agreement and the transactions contemplated hereby.

(b) Amendment and Waiver. This Agreement may not be amended, supplemented or modified except by an instrument in writing signed by the Parties. No failure or delay on the part of any Party or any assignee thereof, in exercising any power, right or remedy under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any further exercise thereof, or the exercise of any other power, right or remedy. Any waiver of any provision of this Agreement by any Party shall only be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same provision or any other provision of this Agreement.

(c) Governing Law; Consent to Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would result in the application of the laws of another jurisdiction. Each of the Parties agrees that all controversies arising from or related to this Agreement shall be initiated in a state or federal court located the City of New York, and, accordingly, irrevocably submit to the jurisdiction and venue of such courts and agrees that service in any such action or proceeding may be made in any manner authorized by such courts.

(d) WAIVER OF JURY TRIAL. EACH OF THE PARTIES AGREES TO WAIVE HIS OR ITS RESPECTIVE RIGHTS TO A JURY TRIAL IN CONNECTION WITH ANY MATTER ARISING FROM OR RELATED TO THIS AGREEMENT. EACH PARTY FURTHER REPRESENTS AND WARRANTS THAT HE OR IT HAS REVIEWED THIS WAIVER WITH HER, HIS OR ITS LEGAL COUNSEL AND THAT SHE, HE OR IT KNOWINGLY AND VOLUNTARILY WAIVES HER, HIS OR ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

(e) Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f) Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer any legal or equitable rights, remedies or claims of any nature upon any person or entity that is not a Party or a successor or permitted assignee of a Party, except that the Releasees shall have the right to enforce their rights under Section 1 of this Agreement.

(g) Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the terms or provisions of this Agreement.

(h) Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by electronic format (including “pdf,” “tiff” or “jpg”) and other electronic signatures (including DocuSign and AdobeSign). The use of electronic signatures and electronic records (including any contract or other record created, generated, sent, communicated, received or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law, including any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first written above.

FOXO TECHNOLOGIES INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the day and year first written above.

INVESTOR:

By:
Name:
Title:

Original Subscription Amount of 2022 Debentures purchased by the Investor: _______________________

Number of shares of Class A Common Stock to be issued to the Investor: _______________________

Exhibit A

ACCREDITED INVESTOR QUESTIONNAIRE

FOXO TECHNOLOGIES INC.

This Questionnaire is being distributed in connection with the proposed issuance of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to you by FOXO Technologies Inc., a Delaware corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors, and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the issuance of Class A Common Stock to the undersigned.

For Entity Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

☐	The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	The undersigned is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the United States Investment Company Act of 1940, as amended, a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

☐	The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

☐	The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth[1], either individually or upon a joint basis with such individual’s spouse or spousal equivalent[2], as applicable, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Securities Act of 1933, as amended), or has had an individual income[3] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse or spousal equivalent, as applicable, in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

☐	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.

☐	The undersigned cannot make any of the representations set forth above.

[1]	For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse or spousal equivalent and any personal property owned by you or your spouse or spousal equivalent (e.g. furniture, jewelry, other valuables, etc.). For the purposes of calculating joint net worth: joint net worth can be the aggregate net worth of you and your spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.

[2]	For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

[3]	For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

[Signature Page Follows]

In Witness Whereof, the undersigned has executed this Accredited Investor Questionnaire as of the date written below.

Name of Investor

(Signature)

Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Address

Email

Date Signed

ACCREDITED INVESTOR QUESTIONNAIRE

FOXO TECHNOLOGIES INC.

This Questionnaire is being distributed in connection with the proposed issuance of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to you by FOXO Technologies Inc., a Delaware corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors, and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the issuance of Class A Common Stock to the undersigned.

For Individual Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its income, net worth, status as a “family client” of a “family office,” and/or certain professional certifications or designations and certain related matters and has checked the applicable representation:

☐	The undersigned’s income [1] during each of the last two years exceeded $200,000 or, if the undersigned is married or has a spousal equivalent [2], the joint income of the undersigned and the undersigned’s spouse or spousal equivalent, as applicable, during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of undersigned and the undersigned’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.

☐	The undersigned’s net worth [3], including the net worth of the undersigned’s spouse or spousal equivalent, as applicable, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).

☐	The undersigned is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).

☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, and whose prospective investment is directed by such family office pursuant to clause (iii) of this sentence.

☐	The undersigned cannot make any of the representations set forth above.

[1]	For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

[2]	For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

[3]	For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse or spousal equivalent and any personal property owned by you or your spouse or spousal equivalent (e.g. furniture, jewelry, other valuables, etc.). For the purposes of calculating joint net worth: joint net worth can be the aggregate net worth of you and your spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.

In Witness Whereof, the undersigned has executed this Accredited Investor Questionnaire as of the date written below.

Name of Investor

(Signature)

Name of Signing Party (Please Print)

Title of Signing Party (Please Print)

Address

Email

Date Signed

Exhibit B

FOXO Technologies Inc.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of ________ shares (the “Registrable Shares”) of Class A common stock, par value $0.0001 per share, FOXO Technologies Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the U.S. Securities and Exchange Commission a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Shares, in connection with the General Release Agreement, dated as of _______, 2023, between the Company and the undersigned (the “General Release Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the General Release Agreement. This questionnaire has been distributed to obtain information required to be disclosed in the Registration Statement.

Certain legal consequences arise from being named as a selling security holder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling security holder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Shares hereby elects to include the Registrable Shares owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name:

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (holder of record) (if not the same as (a) above) through which Registrable Shares are held:

(c)	If you are not a natural person, full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:	Fax:

Email:

Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Shares as compensation for investment banking services to the Company?

Yes ☐   No ☐

Note:	If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you acquired the Registrable Shares in the ordinary course of business, and at the time of the acquisition of the Registrable Shares to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Shares?

Yes ☐   No ☐

Note:	If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder:

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company.

(a)	Please list the type (common stock, warrants, etc.) and amount of all securities of the Company (including any Registrable Shares) beneficially owned[1] by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither you nor (if you are a natural person) any member of your immediate family, nor (if you are not a natural person) any of your affiliates2, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

[1]	Beneficially Owned: A “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power, including the power to direct the voting of such security, or (ii) investment power, including the power to dispose of, or direct the disposition of, such security. In addition, a person is deemed to have “beneficial ownership” of a security of which such person has the right to acquire beneficial ownership at any time within 60 days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of any security or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account or similar arrangement.

It is possible that a security may have more than one “beneficial owner,” such as a trust, with two co-trustees sharing voting power, and the settlor or another third party having investment power, in which case each of the three would be the “beneficial owner” of the securities in the trust.  The power to vote or direct the voting, or to invest or dispose of, or direct the investment or disposition of, a security may be indirect and arise from legal, economic, contractual or other rights, and the determination of beneficial ownership depends upon who ultimately possesses or shares the power to direct the voting or the disposition of the security.

The final determination of the existence of beneficial ownership depends upon the facts of each case.  You may, if you believe the facts warrant it, disclaim beneficial ownership of securities that might otherwise be considered “beneficially owned” by you.

[2]	Affiliate: An “affiliate” is a company or person that directly, or indirectly through one or more intermediaries, controls you, or is controlled by you, or is under common control with you.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Securityholder Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

BENEFICIAL OWNER (individual)	BENEFICIAL OWNER (entity)

Signature	Name of Entity

Print Name	Signature

Print Name:
Signature (if Joint Tenants or Tenants in Common)
Title: